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                                                                     EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of AOL Time Warner Inc., a Delaware corporation (the "Company"), for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

         1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2003



                                         /s/ Richard D. Parsons
                                         ---------------------------------------
                                         Richard D. Parsons
                                         Chief Executive Officer
                                         AOL Time Warner Inc.

Dated:  August 13, 2003



                                         /s/ Wayne H. Pace
                                         ---------------------------------------
                                         Wayne H. Pace
                                         Chief Financial Officer
                                         AOL Time Warner Inc.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

         This certificate accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and will not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This certificate will not be deemed to be incorporated by reference into any filing, except to the extent that the Company specifically incorporates it by reference.